Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-41343) of SEI Investments Company of our report dated June 25, 2007 relating to the financial statements and related supplemental schedule of the SEI Investments Capital Accumulation Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP

Philadelphia, PA

June 26, 2007

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